SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 20, 2004

NEWFIELD EXPLORATION COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of Principal Executive Offices)

(281) 847-6000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Press Release - Acquires Assets

Item 5. Other Events and Regulation FD Disclosure

     On July 20, 2004, Newfield issued a press release announcing that it had acquired all of the outstanding stock of Denbury Offshore, Inc., the subsidiary of Denbury Resources, Inc. that holds all of its Gulf of Mexico assets. As a result of the acquisition, Newfield also announced that it was increasing its 2004 production guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

99.1	Press release issued by Newfield Exploration Company on July 20, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: July 21, 2004	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Vice President and Chief Financial Officer (Authorized Officer and Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Newfield Exploration Company on July 20, 2004.